                                                                     EXHIBIT 3.1

                           ARTICLES OF INCORPORATION
                           -------------------------
                                       OF
                                       --
                        CALIFORNIA GENERAL UNDERWRITERS
                        -------------------------------


          We, the undersigned, residents of the State of California, have this day voluntarily associated ourselves together for the purpose of forming a corporation under the laws of the State of California, and we do hereby certify:

          ONE:      The name of this corporation is
          ---
     CALIFORNIA GENERAL UNDERWRITERS.

          TWO:      The specific business in which the corporation is primarily
          ---
to engage is the management of the underwriting department of a casualty insurance company, the issuing of insurance policies, and acting as consultants and advisers of insurance companies, both casualty and others.

          THREE:    The purposes for which this corporation is formed are:
          -----

          (a) The primary business in which the corporation initially intends to engage is the consulting with and advising insurance companies, both casualty and others.

          (b) To buy, sell, own, hold, exchange, mortgage, and otherwise deal in and with any and all kinds of real, personal or mixed property; to incur any indebtedness, and to execute any and all evidences of such indebtedness; to sign and deliver any and all kinds of notes, stocks, bonds, trust indentures, contracts and documents; to lend or borrow money, with or without security; to act as real estate broker; to act as agent for the making or procuring of loans, and to act as broker in connection with the purchase, sale or exchange of any and all kinds of real and personal property; to buy, purchase or otherwise acquire any patent or patents, process of processes, or trade-marks or copy-rights, to sell, lease or encumber or otherwise deal in any patent or patents, or any interest or interests in any patent or patents, process or processes, of trade-marks or copyrights; to merge or consolidate with any corporation in such manner as may be permitted by law.

          (c) To manufacture, import, export, buy and sell and deal generally in any and all kinds of goods, wares and merchandise of any and all kinds and descriptions, and to carry on all other businesses incidental thereto; and to do anything which any person may do, establish and carry on that may be lawful under the laws of the State of California; to exercise all of the powers conferred by the laws of the State of California upon corporations formed under the laws pursuant to and under which this corporation is formed, as such laws are now in effect or may at any time hereafter be amended; and to enter into partnerships and joint ventures with natural persons or other corporations.

          (d) To erect, construct, maintain, improve, rebuild, enlarge, alter, manage and control, directly or through ownership of stock in any corporation, any and all kinds of buildings, houses, stores, offices, shops, warehouses, factories, mills, machinery and plants, and any and all other structures and erections which may, in the judgment of the Board of Directors, at any time be necessary, useful or advantageous for the purposes of the corporation, and which can lawfully be done under the laws of the State of California.

          (e) To carry on the business of warehousing in all of its branches; to receive on consignment or otherwise, to store, sell and distribute goods on commission or other basis; to export, import, and otherwise deal in goods, wares and merchandise of all classes and descriptions; to issue warehouse receipts, certificates and circulars, negotiable or otherwise, to persons warehousing goods, wares or merchandise with said corporation; to make advances on loans by way of mortgage, pledge or deposit on warehouse receipts, upon the security of goods, wares or merchandise stored with said corporation, or otherwise.

          (f) To acquire, by purchase or otherwise, the good will, business, property rights, franchises and assets of every kind, with or without undertaking, either wholly or in part, the liabilities of any person, firm association or corporation; and to acquire any business as a going concern, or otherwise, (1) by purchase of the assets thereof, wholly or in party; (2) by acquisition of the shares, or any part thereof; or (3) in any other manner; and to pay for the same in cash or in the shares or bonds or other evidence of indebtedness of this corporation, or otherwise; to hold, maintain and operate, or in any other manner dispose of, the whole or any part of the good will, business rights and property so acquired, and to conduct in any lawful manner the whole or any part of any business so acquired; and to exercise all of the powers necessary or convenient in and about the management of such business.

          (g) To establish branch stores, offices, wholesale houses and factories for the conduct of the business of said corporation.

          The foregoing statement of purposes, objects and powers shall be construed as a statement of both powers and purposes; and the purposes, objects and powers stated in each clause shall, except where otherwise expressed, be in nowise limited or restricted by reference to or inference from the terms or provisions of any other paragraph or clause but shall be regarded as independent powers, objects and powers.

          The foregoing shall be construed as objects and powers, and the enumeration thereof shall not be held to limit or restrict in any manner the general powers now or thereafter conferred on this corporation by the laws of the State of California.

          FOUR:      That the principal office for the transaction of the
          ----
business of the corporation will be in the County of Los Angeles, State of California.

          FIVE:      That the term of existence of this corporation shall be the
          ----
maximum term allowed by the laws of the State of California.

          SIX:      That the number of directors of this corporation shall be
          ---
three (3); and the names and addresses of the persons so appointed to act as the first directors are:

                         GEORGE JOSEPH
                         1227 South LaBrea Avenue
                         Los Angeles 19, California

                         GEORGE McKAY
                         705 Plymouth Road
                         San Marino, California

                         RICHARD H. OSHMAN
                         3540 Wilshire Boulevard
                         Los Angeles 5, California

          SEVEN:    That the total number of shares which the corporation shall
          -----
have the authority to issue is two thousand (2,000) shares of the par value of One Hundred ($100.00) Dollars each, and of the aggregate par value of Two Hundred Thousand ($200,000) Dollars.

          EIGHT:    The stock of this corporation shall be non-assessable.
          -----

          NINTH:    After the initial application for a permit to issue stock
          -----
has been made and approved by the California Corporation Commissioner and the said stock is sold and/or issued pursuant thereto, no additional applications may be made for the issuance of new common stock unless and until the Secretary of the corporation has obtained in writing the consent of the holders of at least 75% of the common stock outstanding at that time.

          IN WITNESS WHEREOF, we have hereunto set our hands this 27th day of December, 1960.

                                    /s/ George Joseph
                                    ----------------------
                                        George Joseph


                                    /s/ George McKay
                                    ----------------------
                                        George McKay


                                    /s/ Richard H. Oshman
                                    ----------------------
                                        Richard H. Oshman

STATE OF CALIFORNIA     )
                        )  ss.
COUNTY OF LOS ANGELES   )

          On this 27th day of December, 1960, before me, a Notary Public in and for said County and State, personally appeared GEORGE JOSEPH, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same.

          WITNESS my hand and official seal.

                                    /s/ J.M. Barker
                                    -----------------------------
                                    Notary Public in and for said
                                       County and State
                                    J. M. Barker

STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF LOS ANGELES  )

          On this 27th day of December, 1960, before me, a Notary Public in and for said County and State, personally appeared GEORGE McKAY, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same.

          WITNESS my hand and official seal.

                                    /s/  J.M. Barker
                                    -----------------------------
                                    Notary Public in and for said
                                       County and State
                                    J. M. Barker

STATE OF CALIFORNIA     )
                        )  ss.
COUNTY OF LOS ANGELES   )

          On this 27th day of December, 1960, before me, a Notary Public in and for said County and State, personally appeared RICHARD A. OSHMAN, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same.

          WITNESS my hand and official seal.

                                    /s/  Manuel Seligman
                                    -----------------------------
                                    Notary Public in and for said
                                       County and State
                                    Manuel Seligman

                            CERTIFICATE OF AMENDMENT
                                       OF
                           ARTICLES OF INCORPORATION
                                       OF
                        CALIFORNIA GENERAL UNDERWRITERS


          GEORGE JOSEPH and RICHARD H. OSHMAN certify:

     1. That they are the President and Secretary, respectively, of CALIFORNIA GENERAL UNDERWRITERS, a California Corporation.

     2. That at a meeting of the Board of Directors of said Corporation, duly held at Los Angeles, California, on the 18th of November, 1968, the following Resolution was adopted:

          "RESOLVED, that Article ONE of the Articles of Incorporation of this corporation be amended to read as follows:

                    'ONE:  The name of this corporation is

                         CALIFORNIA MANAGEMENT, INC.'"
                         ----------------------------

     3. That the Shareholder has adopted said amendment by written consent. That the wording of the amended Article, as set forth in the Shareholder's written consent, is the same as that set forth in the Directors' Resolution in Paragraph 2 above.

     4. That the number of shares represented by written consent is fifty. That the total number of shares entitled to vote on or consent to the amendment is fifty.

                                    /s/ George Joseph
                                    ----------------------------
                                    George Joseph, President

                                    /s/  Richard H. Oshman
                                    ----------------------------
                                    Richard H. Oshman, Secretary

     Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct.

     Executed at Los Angeles, California, on November 21, 1968.

                                    /s/  George Joseph
                                    ----------------------------
                                    George Joseph


                                    /s/  Richard H. Oshman
                                    ----------------------------
                                    Richard H. Oshman

                            CERTIFICATE OF AMENDMENT
                                       OF
                           ARTICLES OF INCORPORATION
                                       OF
                          CALIFORNIA MANAGEMENT, INC.
                          ---------------------------


          GEORGE JOSEPH and RICHARD H. OSHMAN certify:

          1. That they are the President and Secretary, respectively, of CALIFORNIA MANAGEMENT, INC., a California Corporation.

          2. That at a meeting of the Board of Directors of said Corporation, duly held at Los Angeles, California, on June 2, 1969, the following Resolution was adopted:

               "RESOLVED, that Article ONE of the Articles of Incorporation of this corporation be amended to read as follows:

                    'ONE:  The name of this corporation is

                           CALIFORNIA GENERAL MANAGEMENT, INC.'"
                           ------------------------------------

          3. That the Shareholder has adopted said amendment by written consent. That the wording of the amended Article, as set forth in the Shareholder's written consent, is the same as that set forth in the Directors' Resolution in Paragraph 2 above.

          4. That the number of shares represented by written consent is fifty. That the total number of shares entitled to vote on or consent to the amendment is fifty.
                                    /s/  George Joseph
                                    ----------------------------
                                    George Joseph, President

                                    /s/  Richard H. Oshman
                                    ----------------------------
                                    Richard H. Oshman, Secretary

     Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct.

     Executed at Los Angeles, California, on June 2, 1969.

                                    /s/  George Joseph
                                    ----------------------------
                                    George Joseph

                                    /s/  Richard H. Oshman
                                    ----------------------------
                                    Richard H. Oshman

                              AGREEMENT OF MERGER
                                    BETWEEN
                      CALIFORNIA GENERAL MANAGEMENT, INC.
                                      AND
                                GJA MERGER CORP.

          This Agreement of Merger is entered into between CALIFORNIA GENERAL MANAGEMENT, INC., a California corporation (herein "Surviving Corporation") and GJA MERGER CORP., a California corporation (herein "Merging Corporation").

          1.   Merging Corporation shall be merged into Surviving Corporation.

          2. Each outstanding share of Merging Corporation shall be converted to one share of Surviving Corporation.

          3. The outstanding shares of Surviving Corporation shall remain outstanding and are not affected by the merger.

          4. Merging Corporation shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.

          5. The effect of the merger and the effective date of the merger are as prescribed by law.

IN WITNESS WHEREOF the parties have executed this Agreement.

                              CALIFORNIA GENERAL MANAGEMENT, INC.

                              By /s/  George Joseph
                                 ----------------------------
                                 President

                              By /s/  Stepan Stepanian
                                 ----------------------------
                                 Secretary

                              GJA MERGER CORP.

                              By  /s/  George Joseph
                                --------------------------
                                  President

                              By  /s/  Stepan Stepanian
                                ---------------------------
                                  Secretary

                            CERTIFICATE OF APPROVAL
                                       OF
                              AGREEMENT OF MERGER

GEORGE JOSEPH AND STEPAN STEPANIAN certify that:

          1. They are the president and the secretary, respectively, of CALIFORNIA GENERAL MANAGEMENT, INC., a California corporation.

          2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholders of the corporation.

          3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

          4. There is only one class of shares and the number of shares outstanding is 50.

                              /s/  George Joseph
                              -----------------------------
                              GEORGE JOSEPH, President

                              /s/  Stepan Stepanian
                              -----------------------------
                              STEPAN STEPANIAN, Secretary

     The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of their own knowledge. Executed at Los Angeles, California on October 30, 1978.

                              /s/  George Joseph
                              -----------------------------
                              GEORGE JOSEPH

                              /s/  Stepan Stepanian
                              -----------------------------
                              STEPAN STEPANIAN

                            CERTIFICATE OF APPROVAL
                                       OF
                              AGREEMENT OF MERGER

GEORGE JOSEPH AND STEPAN STEPANIAN certify that:

          1. They are the president and the secretary respectively, of GJA MERGER CORP., a California corporation.

          2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholders of the corporation.

          3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

          4. There is only one class of shares and the number of shares outstanding is 9.


                              /s/  George Joseph
                              -----------------------------
                              GEORGE JOSEPH, President

                              /s/  Stepan Stepanian
                              -----------------------------
                              STEPAN STEPANIAN, Secretary

     The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of their own knowledge. Executed at Los Angeles, California on October 30, 1978.


                              /s/  George Joseph
                              -----------------------------
                              GEORGE JOSEPH

                              /s/  Stepan Stepanian
                              -----------------------------
                              STEPAN STEPANIAN

                            CERTIFICATE OF OWNERSHIP


GEORGE JOSEPH AND STEPAN STEPANIAN certify that:

          1. They are the President and Secretary, respectively, of CALIFORNIA GENERAL MANAGEMENT, INC., a California corporation.

          2. This corporation owns all the outstanding shares of MERCURY GENERAL CORPORATION, a California corporation.

          3. The Board of Directors of this corporation duly adopted the following resolutions:

              RESOLVED, that Mercury General Corporation, be merged into this corporation, and that all of the estate, property rights, privileges, powers and franchises of Mercury General Corporation be vested in and held and enjoyed by this corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Mercury General Corporation in its name.

              RESOLVED, that this corporation assume all of the obligations of Mercury General Corporation pursuant to Section 1110 of the California Corporation Code.

              RESOLVED, that this corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of California and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the State of California and within any other appropriate jurisdiction.

              RESOLVED, that this corporation's name shall continue to be California General Management, Inc.

              RESOLVED, that the effective date of the Certificate of Ownership setting forth a copy of these resolutions, and the date upon which the merger therein provided for shall become effective, shall be the Filing Date.

                              /s/  George Joseph
                              -----------------------------
                              George Joseph, President

                              /s/  Stepan Stepanian
                              -----------------------------
                              Stepan Stepanian, Secretary

          The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of their own knowledge. Executed at Los Angeles, California on December 18, 1980.

                              /s/  George Joseph
                              -----------------------------
                              George Joseph


                              /s/  Stepan Stepanian
                              -----------------------------
                              Stepan Stepanian

                            CERTIFICATE OF AMENDMENT
                                       OF
                           ARTICLES OF INCORPORATION
                           -------------------------


          George Joseph and Judy Walters certify that:

          1.  They are the President and Secretary, respectively, of California
                                                                     ----------
General Management, Inc., a California corporation;
------------------------

          2. Article ONE of the Articles of Incorporation of this corporation is amended to read as follows:

              "ONE: The name of this corporation is Mercury General
          Corporation."

          3. Article SEVEN of the Articles of Incorporation of this corporation is amended to read as follows:

              "SEVEN: The corporation is authorized to issue only one class of
               -----
          shares to be designated "Common Stock." The total number of said shares which the corporation shall have authority to issue is Fifteen Million (15,000,000) shares; and, the shares shall be without par value. Upon the amendment of this Article to read as hereinabove set forth, each outstanding share of a par value of $100 is split up and converted into 219,047,619 shares of Common Stock, without par value."

          4. Article NINTH of the Article of Incorporation of this corporation is amended to read as follows:

              "NINTH: Any of the following actions shall require the prior
               -----
          approval (by vote or written consent) of the shareholders entitled to exercise not less than 66-2/3% of the voting power of the corporation, notwithstanding that applicable law would otherwise permit such actions with the approval of a lesser percentage: (a) any amendment of these Articles of Incorporation; or (b) merger or consolidation of the corporation with any other corporation, except the merger of wholly-owned subsidiary of this corporation; or (c) sale, lease, conveyance, exchange, transfer or other disposition of all or substantially all of the assets of this corporation."

          5. The foregoing amendments of Articles of Incorporation have been duly approved by the board of directors.

          6. The foregoing amendments of Articles of Incorporation have been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 52.5. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

          We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

          Dated:  October 27, 1985


                              /s/  George Joseph
                              ------------------------------
                              George Joseph, President



                              /s/  Judy Walters
                              ------------------------------
                              Judy Walters, Secretary

                           CERTIFICATE OF CORRECTION
                           -------------------------
                                       OF
                            CERTIFICATE OF AMENDMENT
                                       OF
                           ARTICLES OF INCORPORATION
                                       OF
                          MERCURY GENERAL CORPORATION

          George Joseph and Judy Walters certify that:

          1.  They are the President and Secretary, respectively, of Mercury
                                                                     -------
General Corporation.
-------------------

          2. The name of the corporation is Mercury General Corporation, and it is a California corporation.

          3. The instrument being corrected is entitled "CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION", and said instrument was filed with the Secretary of State of the State of California on October 15, 1985.

          4. Paragraph "3" of said Certificate of Amendment, as corrected, should read as follows:

          Article SEVEN of the Articles of Incorporation of this corporation is amended to read as follows:

              "SEVEN: The corporation is authorized to issue only one class of
               -----
          shares to be designated "Common Stock." The total number of said shares which the corporation shall have authority to issue is Fifteen Million (15,000,000) shares; and, the shares shall be without par value. Upon the amendment of this Article to read as hereinabove set forth, each outstanding share of a par value of $100 is split up and converted into 219,047,619 shares of Common Stock, without par value."

          5. Said paragraph "3", as corrected, conforms the wording of the amended article to that adopted by the board of directors and shareholders.

          We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.
Date:  October 26, 1985

                              /s/  George Joseph
                              ------------------------------
                              George Joseph, President


                              /s/  Judy Walters
                              ------------------------------
                              Judy Walters, Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                           ARTICLES OF INCORPORATION
                                       OF
                          MERCURY GENERAL CORPORATION

George Joseph and Judy A. Walters certify that:

          1. They are the President and the Secretary, respectively, of MERCURY GENERAL CORPORATION, a California corporation.

          2. Articles TEN and ELEVEN of the Articles of Incorporation of this corporation are added to read in their entirety as follows:

              "TEN: The liability of the directors of the corporation for
               ---
          monetary damages shall be eliminated to the fullest extent permissible under California law.

              "ELEVEN: The corporation is authorized to provide indemnification
               ------
          of agents (as defined in Section 317 of the Corporations Code) for breach of duty to the corporation and its stockholders through bylaw provisions or through agreements with the agents, or both, in excess of the indemnification otherwise permitted by Section 317 of the Corporations Code, subject to the limits on such excess indemnification set forth in Section 204 of the Corporations Code."

          3. The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

          4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 13,505,000. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 66 2/3%.

          We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated:  June 1, 1988

                              /s/  George Joseph
                              ------------------------------
                              George Joseph, President

                              /s/  Judy A. Walters
                              ------------------------------
                              Judy A. Walters, Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                           ARTICLES OF INCORPORATION

Keith L. Parker and Judy A. Walters certify that:

1. They are the vice president and the secretary, respectively, of Mercury General Corporation, a California corporation.

2. Article SEVEN of the articles of incorporation of this corporation is amended to read as follows:

         "SEVEN. The corporation is authorized to issue only one class of shares
          -----
     to be designated "Common Stock." The total number of said shares which the corporation shall have authority to issue is Thirty Million (30,000,000) shares; and, the shares shall be without par value. Upon the amendment of this Article to read as hereinabove set forth, each outstanding share is split up and converted into two shares of Common Stock."

3. The foregoing amendment of articles of incorporation has been duly approved by the board of directors.

4. Pursuant to Section 902(c) of the California Corporations Code, the vote of the shareholders of the corporation is not required to effect the foregoing amendment of articles of incorporation.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.

Date:  August 25, 1992


                              /s/  Keith L. Parker
                              ---------------------------
                              Keith L. Parker
                              Vice President


                              /s/  Judy A. Walters
                              ---------------------------
                              Judy A. Walters
                              Secretary

                          CERTIFICATE OF AMENDMENT OF
                           ARTICLES OF INCORPORATION
                                       OF
                          MERCURY GENERAL CORPORATION

          George Joseph and Judy Walters certify that:

          1. They are the chairman of the board of directors and the secretary, respectively, of MERCURY GENERAL CORPORATION, a California corporation.

          2.  Article SEVEN of the articles of incorporation is amended to read:

              "SEVEN: The corporation is authorized to issue only one class of shares to be designated "Common Stock." The total number of said shares which the corporation shall have the authority to issue is Thirty-Five Million (35,000,000) shares; and, the shares shall be without par value."

          3. The amendment herein set forth has been duly approved by the board of directors.

          4. The amendment herein set forth has been duly approved by the required vote of the shareholders in accordance with Section 902 of the Corporations Code. The corporation has only one class of shares and the number of outstanding shares is 27,531,425. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required for the approval of the amendment herein set forth was not less than 66-2/3% of the voting power of the corporation.


                                    /s/  George Joseph
                                    ---------------------------
                                    George Joseph, Chairman of
                                    the Board of Directors


                                    /s/  Judy Walters
                                    ---------------------------
                                    Judy Walters, Secretary

          The undersigned further declare under penalty of perjury under the laws of the State of California that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge.

          Executed at Los Angeles, California on August 14, 1997.


                                    /s/  George Joseph
                                    ---------------------------
                                    George Joseph

                                    /s/  Judy Walters
                                    ---------------------------
                                    Judy Walters

                          CERTIFICATE OF AMENDMENT OF
                           ARTICLES OF INCORPORATION
                                       OF
                          MERCURY GENERAL CORPORATION

          George Joseph and Judy Walters certify that:

          1. They are the chairman of the board of directors and the secretary, respectively, of MERCURY GENERAL CORPORATION, a California corporation.

          2.  Article SEVEN of the articles of incorporation is amended to read:

              "SEVEN:  The corporation is authorized to issue only one class of
               -----
shares to be designated "Common Stock." The total number of said shares which the corporation shall have authority to issue is Seventy Million (70,000,000) shares; and, the shares shall be without par value. Upon the amendment of this Article to read as hereinabove set forth, each outstanding share is split up and converted into two shares of Common Stock."

          3. The amendment herein set forth has been duly approved by the board of directors.

          4. Pursuant to Section 902(c) of the California Corporations Code, the vote of the shareholders of the corporation is not required to effect the foregoing amendment of articles of incorporation.

          5. The corporation has only one class of shares outstanding and the amendment effects only a stock split and an increase in the authorized number of shares in proportion to the split.

                                    /s/  George Joseph
                                    ---------------------------
                                    George Joseph, Chairman of
                                    the Board of Directors

                                    /s/  Judy Walters
                                    ---------------------------
                                    Judy Walters, Secretary


          The undersigned further declare under penalty of perjury under the laws of the State of California that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge.

          Executed at Los Angeles, California on August 27, 1997.

                                    /s/  George Joseph
                                    ---------------------------
                                    George Joseph

                                    /s/  Judy Walters
                                    ---------------------------
                                    Judy Walters

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